As filed with the Securities and Exchange Commission on January 31, 2002

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report - January 31, 2002

Commission                                         Registrant, State of Incorporation                                 I.R.S. Employer
File Number                                         Address and Telephone Number                                  Identification No.

0-25595                                                 Niagara Mohawk Holdings, Inc.                               16-1549726
                                                               (a New York corporation)
                                                               300 Erie Boulevard West
                                                               Syracuse, New York 13202
                                                               315.474.1511

1-2987                                                   Niagara Mohawk Power Corporation                       15-0265555
                                                               (a New York corporation)
                                                               300 Erie Boulevard West
                                                               Syracuse, New York 13202
                                                               315.474.1511

Item 5.   Other Events

(a)	On January 31, 2002, the merger with Niagara Mohawk Holdings, Inc. and National Grid was completed. See also National Grid Group plc press release attached as Exhibit No. 99.

Item 7.   Financial Statements and Exhibits

(c)

Exhibit - Following is the list of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

Exhibit No. 99 - Press release from National Grid Group plc announcing the completion of the merger with Niagara Mohawk Holdings, Inc.

NIAGARA MOHAWK HOLDINGS, INC. AND SUBSIDIARY COMPANIES

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                                                                 NIAGARA MOHAWK HOLDINGS, INC.
                                                                                                            (Registrant)

Date:  January 31, 2002                                              By:  /s/ William F. Edwards
                                                                                            William F. Edwards
                                                                                            Senior Vice President–Chief Financial Officer
                                                                                            in his respective capacities as such

                                                                                 NIAGARA MOHAWK POWER CORPORATION
                                                                                                            (Registrant)

Date:  January 31, 2002                                              By:  /s/ William F. Edwards
                                                                                            Wiliam F. Edwards
                                                                                            Senior Vice President–Chief Financial Officer
                                                                                            in his respective capacities as such

EXHIBIT INDEX

Following is the index of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

Exhibit No. 99 - Press release from National Grid Group plc announcing the completion of the merger with Niagara Mohawk Holdings, Inc.

Exhibit No. 99

NEWS RELEASE

FOR IMMEDIATE RELEASE

NIAGARA MOHAWK CUSTOMERS TO SEE AVERAGE 8% DELIVERY PRICE CUT
WITH CLOSE OF NATIONAL GRID MERGER

Merger Effective Today at 4 P.M. EST

SYRACUSE, Jan. 31, 2002  -  Niagara Mohawk’s residential customers will see an average 8 percent delivery price reduction as a result of today’s completed merger between National Grid Group plc (LSE, NYSE:NGG) and Niagara Mohawk Holdings Inc. The savings will be reflected in bills beginning Feb. 1.

“This is an important day for National Grid and Niagara Mohawk,” said Rick Sergel, president and chief executive officer of National Grid USA. “Through the combination of our two great companies, we will be able to deliver to Niagara Mohawk customers almost $1 billion in savings over the next 10 years. I commend all of our employees for their tireless efforts in bringing this day about, and I thank all of the many consumer, environmental and business groups - and particularly the Public Service Commission -- for helping us arrive at a rate plan that provides significant benefits to upstate’s customers and economy.”

We are pleased that Niagara Mohawk’s merger with National Grid brings immediate and long-term benefits to our customers,” said Niagara Mohawk President William F. Edwards. Formerly Niagara Mohawk’s chief financial officer, Edwards now is responsible for the electricity and natural gas distribution business across the company’s New York service area. He also serves as senior vice president of National Grid USA.

“We anticipate a seamless transition for our customers,” he said. “The people of Niagara Mohawk will continue to deliver safe, reliable energy and excellent customer service. We remain dedicated to meeting and exceeding our customers’ needs and to strengthening the upstate economy.”

Edwards noted that when the 8 percent, $152 million annual delivery rate reduction is applied to a residential customer’s entire electricity bill - which also includes the cost of electricity purchased - the net savings are projected to be about 5 percent on average. He said that Niagara Mohawk will increase its commitment to economic development; develop a special rate for eligible low-income customers; introduce a comprehensive service quality plan; and provide environmental benefits such as interconnection assistance for wind power sources, support for “green” power marketing, and the continued sale of surplus land for preservation. The company also will extend by 16 months a multi-year gas rate settlement, resulting in gas delivery rates -- unchanged since 1996 -- remaining the same through December 2004.

Edwards said customers will continue to contact Niagara Mohawk using the same customer service and emergency phone numbers or by accessing the company’s web site, www.NiagaraMohawk.com. Niagara Mohawk’s operating headquarters will remain in Syracuse and the company will now be known as “Niagara Mohawk, a National Grid Company.”

William E. Davis, Niagara Mohawk’s chairman and CEO, will remain with the merged companies for two years as chairman of National Grid USA and a director of National Grid Group plc. Darlene D. Kerr, former president of Niagara Mohawk, now is president of National Grid USA Service Company and senior vice president and a director of National Grid USA.

Other officials in the combined companies’ New York operations are: Clement E. Nadeau, former Niagara Mohawk vice president of electric delivery, now senior vice president of Operations; Gary R. Jesmain, former Niagara Mohawk Central Region manager, now senior vice president of Business Services and Economic Development; Anthony C. Pini, former president of National Grid’s U.S. telecommunications operation, now senior vice president of Customer Service; Steven W. Tasker, former Niagara Mohawk vice president and controller, now senior vice president of Distribution Finance; and Susan M. Crossett, former Niagara Mohawk executive director of Government Affairs & Regulatory Relations, now vice president of Public Affairs.

The combination of the two companies will more than double the size of National Grid’s U.S. operations, creating the largest transmission network and distribution business in the New York/New England market and the eighth largest electricity utility in the US. The newly combined companies will serve more than 3.3 million customers.

Niagara Mohawk is National Grid Group’s third U.S. acquisition, after New England Electric System (NEES) and Eastern Utilities Associates (EUA), both acquired in 2000. The $3 billion Niagara Mohawk merger was announced September 5, 2000 and received final regulatory approval on January 16, 2002.

National Grid Group plc is an international, U.K.-based company that builds, owns and manages electricity and telecommunications networks. In addition to Niagara Mohawk, its U.S. operations include four New England electricity distribution companies that serve a total of approximately 1.7 million customers, and a substantial transmission business.

Media Contacts:

Syracuse, N.Y.- Kerry P. Burns, 315-428-5266
Albany, N.Y.- Nicholas J. Lyman, 518-782-2155
Buffalo, N.Y. - Stephen F. Brady, 716-857-4300
Westborough, MA - Jackie Barry, 508-389-3298
London - Clive Hawkins - 011 44207 3125757

Investor Relations Contacts:

Syracuse - Leon T. Mazur -315-428-5876
London - Marcy Reed - 011 44 207 312 5779
London - Terry McCormick - 011 44 207 312 5785

Editors, please note Niagara Mohawk’s 24-hour customer service contact numbers:

o	Life-Threatening Gas or Electric Emergencies 1-800-892-2345

(Please note: This number does not replace 911 emergency medical service.)

o	Power Outages 1-800-867-5222
o	Customer Service 1-800-NIAGARA (642-4272)
o	Customer Connection Automated Services 1-888-932-0301
o	Para clientes que hablan Espanol 1-800-551-6672
o	Free Customer Literature 1-800-642-4272